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                               INTEL CORPORATION
                            1988 EXECUTIVE LONG TERM
                               STOCK OPTION PLAN
               (Amended and Restated effective as of May 4, 1994)


1. PURPOSE

  The purpose of this amended and restated Intel Corporation 1988 Executive Long Term Stock Option Plan (the "Plan") is to advance the interests of Intel Corporation, a Delaware corporation and its subsidiaries (hereinafter collectively "Intel" or the "Corporation"), by stimulating the efforts of certain key officers employed by Intel and heightening the desire of such key officers to continue in employment with Intel. The stock options granted pursuant to this Plan are non-qualified stock options and shall not be incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This amended and restated Plan includes the individual grant limitations required by Section 162(m) of the Code for the option income of certain individuals to be tax deductible by the Corporation and makes certain changes regarding the administration and amendment of the Plan.

2. DEFINITIONS

  (a)  "Board of Directors" means the Board of Directors of the Corporation.

  (b) "Committee" means the Stock Option Committee appointed by the Board of Directors in accordance with Section 11.

  (c) "Disablement" means a physical condition arising from an illness or injury which renders an individual incapable of performing work. The determination of the Committee as to an individual's Disablement shall be made in accordance with the standards and procedures of the Corporation's then-current Long Term Disability Plan and shall be conclusive on all of the parties.

  (d) "Plan" means the Intel Corporation 1988 Executive Long Term Stock Option Plan, as amended and restated herein.

  (e) "Retirement" means retirement from active employment with Intel (i) at or after age 55 and with the approval of the Committee or (ii) at or after age 65. The determination of the Committee as to an individual's Retirement shall be conclusive on all parties.
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  (f)  "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation where each of the corporations in the unbroken chain other than the last corporation owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. PARTICIPANTS

  "Participants" in the Plan shall be those key officers who have been employed by Intel for at least two years and to whom options may be granted from time to time by the Committee.

  No option shall be granted to any employee if immediately after the grant of such option such employee would own stock, including stock subject to outstanding options held by him or her, amounting to more than five percent (5%) of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary. Options may not be granted to non-employee directors or members of the Committee.

4. EFFECTIVE DATE AND TERMINATION OF PLAN

  This amended and restated Plan was adopted by the Board of Directors on January 19, 1994 and is effective upon its approval by the Corporation's stockholders on May 4, 1994.

  The Plan shall continue in effect until all shares of stock available for grant under this Plan shall have been acquired through exercise of options or until September 19, 1998 whichever is earlier. The Plan may be terminated at such earlier time as the Board of Directors may determine. Termination of the Plan will not affect the rights and obligations arising under options theretofore granted and then in effect.

5. SHARES SUBJECT TO THE PLAN AND TO OPTIONS

  The stock subject to options authorized to be granted under the Plan shall consist of 10,000,000 shares of the Corporation's common stock, par value $.001, or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 8. Such shares may be authorized and unissued shares of the Corporation's common stock. All or any shares of stock subject to an option which for any reason terminates unexercised may again be made subject to an option under the Plan.

6. GRANT, TERMS AND CONDITIONS OF OPTIONS

  Options may be granted at any time and from time to time prior to the termination of the Plan, to certain key officers of Intel selected by the Committee. However, no Participant shall be granted options in any year, to purchase shares of common stock in excess of one percent (1%) of the number of shares of the Corporation's common stock outstanding on January 1, 1994. In addition, no Participant shall have any rights as a stockholder with





S0027A/3-18-94                                                         2.
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  respect to any shares of stock subject to option hereunder until said shares have been issued. Each option shall be evidenced by a written stock option agreement. Options granted pursuant to the Plan need not be identical but each option much contain and be subject to the following terms and conditions:

  (a) Price: The purchase price under each option shall be established by the Committee. In no event will the option price be less than the fair market value of the stock on the date of grant. The option price must be paid in full at the time of exercise. The price may be paid in cash or, as acceptable to the Committee, by loan (as described in Section 7), by arrangement with a broker where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Corporation, by the surrender of shares of Intel common stock owned by the Participant exercising the option and having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing.

  (b) Duration and Exercise or Termination of Option: Each option shall be exercisable in such manner and at such times as the Committee shall determine. However, each option granted must expire within a period of not more than ten (10) years from the grant date.

  (c) Suspension or Termination of Option: If the Director of Personnel of the Corporation or his designee reasonably believes that a Participant has committed an act of misconduct as described in this Section, the Director of Personnel may suspend the Participant's rights to exercise any option pending a determination by the Board of Directors.

       If the Board of Directors determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to Intel, breach of fiduciary duty or deliberate disregard of Intel rules resulting in loss, damage or injury to Intel, or if a Participant makes an unauthorized disclosure of any Intel trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Intel customer to breach a contract with Intel or induces any principal for whom Intel acts as agent to terminate such agency relationship, neither the Participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors shall act fairly and shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before a committee of the Board of Directors. For any Participant who is an "executive officer" for purposes of
       Section 16 of the Securities Exchange Act of 1934, the determination of the Board of Directors shall be subject to the approval of the Committee.

  (d) Termination of Employment: Subject to Section 6.(b), upon the termination of the Participant's employment, his or her rights to exercise an option then held shall be only as follows:





S0027A/3-18-94                                                         3.
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   (1)   Death.  Upon the death of a Participant while in employ of Intel, the
         Participant's rights will be exercisable by his or her estate or beneficiary at any time during the twelve (12) months next succeeding the date of death.

         If the Participant's option has been held by the Participant for a minimum of four (4) years at the time of death, then the number of shares exercisable by the estate or beneficiary of the deceased Participant will be the total number of unexercised shares, whether or not exercisable, under such option on the date of the Participant's death. If the Participant's option has been held for a period of less than four (4) years at the time of death, then the number of shares exercisable by the estate or beneficiary of the deceased Participant will be the total number of shares which were exercisable under such option on the date of the Participant's death.

         If a Participant should die within thirty (30) days of his or her termination of employment with Intel, an option will be exercisable by his or her estate or beneficiary at any time during the twelve (12) months succeeding the date of termination, but only to the extent of the number of shares as to which such option was exercisable as of the date of such termination. A Participant's estate shall mean his or her legal representative or other person who so acquires the right to exercise the option.

   (2) Disablement. Upon the Disablement of any Participant, the Participant's rights to options may be exercised for a period of twelve (12) months after termination. If the Participant's option has been held for a minimum of four (4) years, then the number of shares exercisable by the Participant will be the total number of unexercised shares, whether or not exercisable, under such option on the date of the Participant's termination. If the Participant's option has been held for a period of less than four (4) years, then the number of shares exercisable by the Participant will be the total number of shares which were exercisable under such option on the date of the Participant's termination.

   (3) Retirement. Upon Retirement of a Participant, the Participant's rights to options may be exercised for a period of twelve (12) months after Retirement. The number of shares exercisable will be the total number of shares which were exercisable under the Participant's option on the date of his or her Retirement.

   (4) Other Reasons. Upon termination of a Participant's employment for any reason other than those stated above, a Participant may, within thirty
         (30) days following such termination exercise the option to the extent such option was exercisable on the date of termination.

   For purposes of this Section 6.(d), a Participant's employment shall not be deemed terminated (i) if, within sixty (60) days such Participant is rehired by Intel, (ii) if





S0027A/3-18-94                                                         4.
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  Participant is transferred from the Corporation to any Subsidiary or from any one Subsidiary to another or from a Subsidiary to the Corporation, or (iii) at the discretion of the Committee, during any period of a Participant's leave of absence, provided that the Committee may delay the Participant's rights to exercise options as a result of such leave of absence. In addition, a Participant's employment with any partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Corporation or a Subsidiary is a party and which is designated by the Committee as subject to this provision, shall be considered employment for purposes of this Section 6.(d).

  (e) Transferability of Option: Each option shall be transferable only by will or the laws of descent and distribution and shall only be exercisable by the Participant during his or her lifetime.

  (f) Cancellation: The Committee may, at any time prior to exercise and subject to consent of the Participant, cancel any options previously granted and may or may not substitute in their place options at a different price and different type under different terms or in different amounts.

  (g) Other Terms and Conditions: Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan shall confer upon any Participant any right to continue in Intel's employ or service nor limit in any way Intel's right to terminate his or her employment at any time.

7. LOANS

  The Corporation may make loans, at the request of the Participant and in the sole discretion of the Board or its Committee, for the purpose of enabling the Participant to exercise options granted under the Plan and to pay the tax liability resulting from an option exercise under the Plan. The Board or its Committee shall have full authority to determine the terms and conditions of such loans. Such loans may be secured by the shares received upon exercise of such option.

8. ADJUSTMENT OF AND CHANGES IN THE STOCK

  In the event that the number of shares of common stock of the Corporation shall be increased or decreased through reclassification, combination of shares, a stock split or the payment of a stock dividend, then each share of common stock of the Corporation which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an option under the Plan, shall be proportionately adjusted to reflect such increase or decrease. Outstanding options shall also be amended as to price and other terms if necessary to reflect the foregoing events.

  In the event there shall be any other change in the number or kind of the outstanding shares of common stock of the Corporation, or any stock or other securities into which





S0027A/3-18-94                                                         5.
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  such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of merger, consolidation or otherwise, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment to shares currently subject to options or which may become subject to options under the Plan, or to prices or terms of outstanding options, such adjustment shall be made in accordance with such determination. In addition, in the event of such change described in this paragraph, the Board of Directors may accelerate the time or times at which any option may be exercised and may provide for cancellation of such accelerated options which are not exercised within a time prescribed by the Board of Directors in its sole discretion.

  No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Corporation to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

9. LISTING OR QUALIFICATION OF STOCK

  In the event that the Board of Directors determines in its discretion that the listing or qualification of the Plan shares on any securities exchange or under any applicable law or governmental regulation is necessary as a condition to the issuance of such shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been unconditionally obtained.

10.  WITHHOLDING

  To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of an option exercise. The Corporation shall not be required to issue shares until such obligations are satisfied. The Committee may permit these obligations to be satisfied by having the Corporation withhold a portion of the shares of stock that otherwise would be issued to him or her upon exercise of the option, or to the extent permitted, by tendering shares previously acquired.

11.  ADMINISTRATION AND AMENDMENT OF THE PLAN

  Intel shall grant options under the Plan by executing written agreements approved by the Committee.

  The Plan shall be administered by the Committee which shall consist of at least two persons appointed by the Board of Directors. The Board of Directors shall fill vacancies and may from time to time remove or add members. All members of the Committee will be disinterested persons as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall act pursuant to a majority vote or majority written consent.





S0027A/3-18-94                                                         6.
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  The interpretation and construction of any provision of the Plan by the Board of Directors shall be final and conclusive. The Board of Directors may periodically adopt rules and regulations for carrying out the Plan, and amend the Plan as desired, without further action by the Corporation's stockholders except to the extent required by applicable law.

12.  TIME OF GRANTING OPTIONS

  The effective date of such option shall be the date on which the grant was made provided that within a reasonable time thereafter Intel executes and delivers a written option agreement to the Participant.





S0027A/3-18-94                                                         7.